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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 12, 1996 relating to the balance sheet of Experian Information Solutions, Inc. (formerly known as IntelliData, Inc.), which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP

Boston, Massachusetts

July 30, 1996